                                                                    EXHIBIT 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This Agreement, dated as of November 30, 1994 (this "Amendment"), is
                                                          ---------
entered into by and among Willbros Group, Inc., Willbros International, Inc., Willbros Engineering & Construction Limited, Willbros USA, Inc., the Designated Subsidiaries, the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America National Trust and Savings Association, as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Company, Willbros International, Inc., Willbros Engineering & Construction Limited, Willbros USA, Inc., the Designated Subsidiaries, the Agent and the Banks are parties to a Credit Agreement dated as of September 16, 1993 (the "Credit Agreement"), pursuant to which the Banks extended a revolving
      ----------------
facility and made revolving loans. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Company has requested that the Banks extend the Commitment Termination Date, increase the amount of the Commitments and modify certain covenants. In order to induce the Banks to agree to the foregoing, the Banks have requested, and the Company has agreed, to pay an upfront fee in the amount of $100,000, to be allocated as provided in Section "B" below. The Company has requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree as follows:

A.   AMENDMENTS
     ----------

     1.   Amendment of Section 1.01
          -------------------------

          (a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Commitment Termination Date" as follows:

               "Commitment Termination Date" means the earlier to occur of (a)
                ---------------------------
          October 31, 1996, and (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement.

          (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the amount "Seventy Five Million dollars ($100,000,00)" in the definitions of "Commitments", "Revolving Commitments" and "Letter of Credit Commitments" and replacing it with the amount "One Hundred Million dollars ($100,000,000)".

          (c) Section 1.01 of the Credit Agreement is hereby further amended by adding, at the end of the second sentence of the definition of "Tangible Net Worth", the following:

          "and the Two Million Eight Hundred Thousand dollars ($2,800,000) in deemed dividends arising from the acquisition of certain operations in Venezuela that occurred in May 1994."

          (d) Section 1.01 of the Credit Agreement is hereby further amended by adding, at the end of clause "(d)" of the definition of "Cash Equivalent", the following:

          "or Bank of Oklahoma, National Association";

          (e) Section 1.01 of the Credit Agreement is hereby further amended by adding, at the end of the definition of "Issuing Bank", "or Bank of America Illinois".

     2.   Amendment of Section 3.02(d)
          ----------------------------

          Section 3.02(d) is hereby amended by deleting the text "2:00 p.m. (New York time) on" and replacing such text with "the close of business on the Business Day immediately preceding".

     3.   Amendment of Section 7.01(b)
          ----------------------------

          Section 7.01(b) is hereby amended by deleting the text "certified by a responsible Officer as having been prepared in connection with financial statements referred to in paragraph (a) of this Section" and replacing such text with "accompanied by the opinion of KPMG Peat Marwick or another nationally recognized independent public accounting firm which report shall state that such consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole."

     4.   Amendment of Section 7.01(d)
          ----------------------------

          Section 7.01(d) is hereby amended by deleting the text "after the end of each fiscal quarter" and replace such text with "after the end of each of the first three fiscal quarters".

     5.   Amendment of Section 8.03
          -------------------------

     Section 8.03 is hereby amended by deleting clause "(ix)" thereof in its entirety and substituting the following therefor:

          "(ix) the investment of up to $35,000,000 in the operating company in connection with the Trans-Ecuadorian Pipeline System Expansion Project, as described in Schedule 8.11, and as further described in the Company's letter dated September 9, 1994, to the Agent;".

     6.   Amendment of Section 8.04(d)
          ----------------------------

     Section 8.04(d) of the Credit Agreement is hereby amended by deleting the percentage "ten percent (10%)" and replacing it with "twenty percent (20%)".

     7.   Amendment of Section 8.10
          -------------------------

     Section 8.10 of the Credit Agreement is hereby amended by adding the following to the end of subparagraph "(a)" thereof:

          "and the Company may make quarterly preferred dividend payments from and after March 31, 1996, in an amount not to exceed $724,000 per quarter,".

     8.   Amendment of Section 8.16
          -------------------------

     Section 8.16 of the Credit Agreement is hereby amended by deleting the ratio "4.75 to 1.00" and replacing it with the ratio "2.50 to 1.00" and by adding the following proviso to the end of said Section:

          "; provided, however, that, with respect to the fourth fiscal quarter
             --------  --------
          of 1995 only, the ratio shall be "2.25 to 1.00."

     9.   Amendment of Section 11.07(a)
          -----------------------------

     Section 11.07(a) is hereby amended by deleting the amount "Ten Million dollars ($10,000,000) and substituting the amount "Five Million dollars ($5,000,000).

     10.  Amendment of Schedule 2.01
          --------------------------

     Schedule 2.01 is hereby amended in its entirety by replacing Schedule 2.01 with the new Schedule 2.01 which is attached hereto.

B.   FEES
     ----

     In consideration of the foregoing, the Company agrees to pay, on the effective date of this Amendment, a fee in the amount of $100,000, payable to the Agent for the account of the Banks, to be allocated as follows: (1) $32,500 flat, payable to Bank of America NT&SA; (2) $10,000 flat, payable to each of the other Banks (except for Bank Austria); and (3) a fee payable to each of the Banks, including Bank of America NT&SA but not Bank Austria, equal to .15% times the amount by which each Bank's commitment has been increased by its acceptance of this Amendment; and (4) $15,000 flat, payable to Bank Austria.

C.   JOINT VENTURE
     -------------

     The Banks hereby confirm that the investment in the Ecuador operating company in an amount not to exceed $35 million, as described in the Company's letter dated September 9, 1994 to the Agent is approved as a joint venture project set forth on Schedule 8.11.

D.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     WGI, WII, WECL, and WUSA each hereby represent and warrant to the Agent and the Banks that:

     1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. The representations and warranties of the Company and each Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

     3. The making and performance of this Amendment have been duly authorized by all necessary corporate action; and

     4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

E.   CONDITIONS PRECEDENT
     --------------------

     This Amendment will become effective as of November 30, 1994, upon execution by all of the Banks, provided that the Agent shall have received not later than December 9, 1994, in form and substance satisfactory to the Agent and the Banks, all of the following:

     1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution and delivery of this Amendment and the performance of the Credit Agreement, as hereby amended.

     2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

     3.   Executed counterparts of this Amendment.

     4.   Payment of fees due under Section B. hereunder.

F.   MISCELLANEOUS
     -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereon and hereon were upon the same instrument. The Agent may accept signature pages by facsimile provided that any party sending its signature page by facsimile promptly sends its original to the Agent by hand delivery or overnight courier.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits or Schedules thereto shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                              WILLBROS GROUP, INC.

                              By:  /s/ Melvin F. Spreitzer
                                  ---------------------------------------------
                              Title:   Executive Vice President
                                     ------------------------------------------


                              WILLBROS INTERNATIONAL, INC.

                              By:  /s/ Melvin F. Spreitzer
                                  ---------------------------------------------
                              Title:   Executive Vice President
                                     ------------------------------------------


                              WILLBROS ENGINEERING &
                              CONSTRUCTION LIMITED

                              By:  /s/ Melvin F. Spreitzer
                                  ---------------------------------------------
                              Title:   Executive Vice President
                                     ------------------------------------------


                              WILLBROS USA, INC.

                              By:  /s/ Melvin F. Spreitzer
                                  ---------------------------------------------
                              Title:   Executive Vice President
                                     ------------------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,
                              As Agent

                              By: /s/ Daniel G. Farthing
                                 ----------------------------------------------
                              Title: Vice President
                                    -------------------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By: /s/ [Signature Illegible]
                                 ----------------------------------------------
                              Title: Vice President
                                    -------------------------------------------

                              ABN AMRO BANK N.V.

                              By: /s/ David P. Orr
                                 ----------------------------------------------
                              Title: Vice President
                                    -------------------------------------------

                              By: /s/ Ronald A. Mahle
                                 ----------------------------------------------
                              Title: Group Vice President
                                    -------------------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ [Signature Illegible]
                                 ----------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                       CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                       By: /s/ [Signature Illegible]
                          -----------------------------------------------------
                       Title:   AUTHORIZED SIGNATURE
                             --------------------------------------------------


                       SOCIETE GENERALE, SOUTHWEST AGENCY

                       By: /s/ [Signature Illegible]   /s/ [Signature Illegible]
                          ------------------------------------------------------
                       Title:   AVP                            PVP
                             ---------------------------------------------------


                       BANK AUSTRIA AKTIENGESELLSCHAFT
                       GRAND CAYMAN BRANCH

                       By: /s/ [Signature Illegible]
                          ------------------------------------------------------
                       Title:   (Title Illegible)
                             ---------------------------------------------------

                       By: /s/ [Signature Illegible]
                          ------------------------------------------------------
                       Title:    V.P.
                             ---------------------------------------------------

                       BANKAMERICA INTERNATIONAL

                       By: /s/ [Signature Illegible]
                          ------------------------------------------------------
                       Title:   Vice President
                             ---------------------------------------------------


                       BANK OF AMERICA ILLINOIS

                       By: /s/ [Signature Illegible]
                          ------------------------------------------------------
                       Title:   Vice President
                             ---------------------------------------------------

                                 SCHEDULE 2.01

COMMITMENTS:
Bank of America National
Trust and Savings Association         $40,000,000

ABN/AMRO Bank N.V.                    $20,000,000

Credit Lyonnais                       $10,000,000

Societe Generale, Southwest Agency    $20,000,000

Bank Austria                          $10,000,000
